UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 3, 2011

Monkey Rock Group, Inc.
(Exact Name of Registrant As Specified In Charter)

Delaware	1-15165	98-0208402
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employee Identification No.)

P.O. Box 1030
Sturgis, SD 57785
(Address of Principal Executive Offices)

(877) 523-4070
(Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

On January 3, 2011, Chris Edwards resigned from his position as Chief Operating Officer of Monkey Rock Group, Inc. (the “Company”).  His resignation was not the result of any disagreements with the Company on any matters relating to the Company’s operations, policies or practices.  A copy of Mr. Edwards’ resignation letter is attached hereto as Exhibit 99.1 and incorporated herein in its entirety by reference.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Resignation Letter of Chris Edwards, dated as of January 3, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONKEY ROCK GROUP, INC.

Date: January 7, 2011	By:	/s/ John Dent
John Dent
Chief Executive Officer